UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2017 – SEPTEMBER 30, 2018

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

AMG Funds

September 30, 2018

AMG SouthernSun Small Cap Fund

Class N: SSSFX     |    Class I: SSSIX

AMG SouthernSun U.S. Equity Fund

Class N: SSEFX     |    Class I: SSEIX     |    Class C: SSECX

AMG SouthernSun Global Opportunities Fund

Class N: SSOVX     |    Class I: SSOLX

amgfunds.com |	093018	AR076

AMG Funds

Annual Report — September 30, 2018

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG SouthernSun Small Cap Fund	4

AMG SouthernSun U.S. Equity Fund	9

AMG SouthernSun Global Opportunities Fund	15

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	21

Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	23

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	24

Detail of changes in assets for the past two fiscal years

Financial Highlights	25

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	32

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	39

OTHER INFORMATION	40

TRUSTEES AND OFFICERS	41

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	44

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended September 30, 2018 was a strong period for U.S. equity markets, which were supported by continued domestic economic strength. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 17.91% in the 12-month reporting period. During this time, large cap stocks outperformed small caps with a 17.76% return compared to 15.24% return as measured by the Russell 1000® Index and Russell 2000® Index, respectively.

Economic conditions outside the U.S. have been mixed. At the European Central Bank’s (ECB) most recent monetary policy meeting, the governing council confirmed that the European economy showed signs of continued, though slightly slower, growth and inflation progressing toward its target level. After nine months of strength, global economic growth began to show signs of deceleration in the third quarter of 2018. Although the Purchasing Managers Index, a leading economic indicator, remained above the all-important level of 50 for all of the five largest global economies, only the United States increased from one year prior. Global interest rate policies remain accommodative, but the ECB has continued on its path to conclude its bond buying program at the end of 2018 and the Bank of England increased its target rate.

In total, all eleven sectors of the S&P 500 Index were positive during the 12-month reporting period, but there was significant dispersion in performance across sectors. Information technology and financial stocks outperformed the broader Index with returns of 37.64% and 35.08%, respectively, while healthcare stocks also performed in line with the Index. Interest rate sensitive sectors such as utilities, real estate, and financials lagged the broader index with returns of 1.74%, 4.95%, and 8.80%, respectively. Overall, corporate earnings in the second quarter were higher than expected with more than 80% of the companies in the S&P 500 Index reporting a positive sales surprise.1 Growth stocks continued to outperform value with returns of 26.30% and 9.45% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities and emerging markets demonstrated significantly weaker returns, with the MSCI All Country World Index ex-USA and MSCI Emerging Markets Index returning 1.76% and (0.81)%, respectively, in the 12 months ending September 30, 2018. Two rounds of new U.S. tariffs for Chinese imports and signs of a slowing economy acted as a drag on the largest economy within the MSCI Emerging Markets Index. Currency weakness for countries with sizable U.S. Dollar-denominated debt also weighed down performance in emerging markets.

Three increases in the target federal funds interest rate have eroded returns for bonds, and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, turned negative with (1.22)% return for the 12 months ending September 30, 2018. The yield on the 10-year U.S. Treasury note closed the third quarter above 3% with another rate hike possible in December. During the past year, the short end of the yield curve has risen faster than the long duration resulting in the 2–10 year Treasury spread falling 0.5%. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened over most of the fiscal year. The Bloomberg Barclays U.S. Corporate High Yield Bond Index ended the period with a 3.05% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended September 30, 2018*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500® Index)	17.91%	17.31%	13.95%
Small Caps	(Russell 2000® Index)	15.24%	17.12%	11.07%
International	(MSCI All Country World Index ex USA)	1.76%	9.97%	4.12%

Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	(1.22)%	1.31%	2.16%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	3.05%	8.15%	5.54%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	0.35%	0.61%	3.54%
Treasury Bills	(BofA Merrill Lynch 6-Month U.S. Treasury Bill)	1.58%	0.98%	0.66%

[1]	Source: FactSet, as of October 30, 2018.
*	Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning Account	Ending Account	Expenses Paid
Six Months Ended September 30, 2018	Ratio for the Period	Value 04/01/18	Value 09/30/18	During the Period*
AMG SouthernSun Small Cap Fund
Based on Actual Fund Return
Class N	1.21%	$1,000	$1,042	$6.19
Class I	0.96%	$1,000	$1,043	$4.92

Based on Hypothetical 5% Annual Return
Class N	1.21%	$1,000	$1,019	$6.12
Class I	0.96%	$1,000	$1,020	$4.86
AMG SouthernSun U.S. Equity Fund
Based on Actual Fund Return
Class N	1.19%	$1,000	$1,053	$6.13
Class I	0.94%	$1,000	$1,055	$4.84
Class C	1.94%	$1,000	$1,050	$9.97

Based on Hypothetical 5% Annual Return
Class N	1.19%	$1,000	$1,019	$6.02
Class I	0.94%	$1,000	$1,020	$4.76
Class C	1.94%	$1,000	$1,015	$9.80

	Expense	Beginning Account	Ending Account	Expenses Paid
Six Months Ended September 30, 2018	Ratio for the Period	Value 04/01/18	Value 09/30/18	During the Period*
AMG SouthernSun Global Opportunities Fund
Based on Actual Fund Return
Class N	1.70%	$1,000	$1,050	$8.74
Class I	1.34%	$1,000	$1,053	$6.89

Based on Hypothetical 5% Annual Return
Class N	1.70%	$1,000	$1,017	$8.59
Class I	1.34%	$1,000	$1,018	$6.78

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

AMG SouthernSun Small Cap Fund Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

As we reflect on the past year, we note that SouthernSun has been investing money on our clients’ behalf for nearly 30 years, implementing a consistent investment philosophy and process, with few changes in leadership and to the investment team. We are pleased with the long-term performance of the Fund and like what we own currently in the Fund’s portfolio. Our process has produced a wide range of companies that participate in a diverse set of end markets, and we contend that fundamentals and the operating environment support value creation in our holdings, notably via observations of organic growth, purchasing manager index data, industrial waste volumes, and recent growth in capital expenditures at U.S. companies.

We have continued to spend time assessing businesses and their management teams from the board room to the break room during the last year, and we have focused on what we contend is an acceleration in value creation across the Fund’s portfolio. We believe that this has manifested itself over time in several forms including growth in discretionary cash flow, increases in market share, marketing more valuable products, increased capacity utilization, and operational efficiencies. Scale, consolidation, pricing power, innovation, distribution, and supply chain management support these, in our opinion. Many of the investments that our portfolio holdings made during the industrial recession of 2014–2016 are now online, reaching higher utilization rates and providing incremental sources of cash flow, and we assert that this positions them to compete for additional business from existing customers.

Our research effort continues to focus on a bottom up analysis of the companies in the Fund. We contend that our portfolio companies trade at attractive valuations in the marketplace and are led by capable management teams with clear plans to grow shareholder value through improved financial and operational performance. We believe that we distinguish ourselves by spending time in the field observing management, plants, and facilities and not just at our desks with eyes trained on computer screens. New ideas often come from places where the herd spends little time, including factory tours, trade journals, trade shows, proxy statements, and a thorough review of the customers, suppliers, and competitors of the businesses we already own. This effort has been consistent over time, we assert that it gives us a distinct understanding of these businesses, and we look forward both to its continued practice and to reporting its outcome to our investors.

FUND PERFORMANCE

Over the trailing 12-month period ending September 30, 2018, our weakest performance was in the technology and consumer discretionary sectors. Diebold Nixdorf, Inc. (DBD), a leading global provider of hardware, software, and related services to the banking and retail industries, was the leading detractor on an absolute basis in the period. The company manufactures and services automated teller machines (ATM) for banks and point-of-sale systems for retail. DBD has been a leader in ATM market share in the U.S. and South America and we believe that its 2016 acquisition of Wincor Nixdorf introduced a leadership position in Europe. Its revenue breakdown is approximately 55% servicing, 35% manufacturing, and 10% software with roughly 75% from the banking channel and 25% from retail. Approximately 67% of its revenue is generated outside the U.S. We like the recurring revenue aspect of the servicing business in which DBD has demonstrated the capability to service ATMs manufactured by its competitors. Recently the company has faced several challenges: increased leverage from the Wincor Nixdorf acquisition, ongoing operational challenges, and delays in customer spending on ATM upgrades and implementation of the next generation of software. We are pleased with the appointment of a new CEO in early 2018 and his actions regarding restructuring, capital allocation, and customer relations.

Additionally, we believe that recent statements from DBD regarding financing, customer demand, and cost actions reflect a growing sense of urgency and improvements in operating conditions.

Our underperformance was offset in part by our exposure to the financial services and materials and processing sectors. Broadridge Financial Solutions, Inc. (BR), the leading contributor on an absolute basis in the period, is a leading global provider of investor communications and technology-driven solutions to banks, broker-dealers, mutual funds and corporate issuers. BR is the former brokerage services division of ADP, LLC, was spun out in 2007, and since then has grown primarily through internal technological advances and select tuck-in acquisitions, distinguishing it further from its competitors. BR’s cash flow generation has proven consistent over time. Its customers are primarily U.S. financial services companies and it enjoys market share exceeding 70% in both the U.S. and Europe. BR continues to target accretive acquisitions, with a clear strategic fit and a compelling growth profile. Its cash flows have been consistent enough to support this growth as well as regular dividend increases over time. We believe that recent results have been driven, in part, by event-driven activity, cost management, and favorable foreign currency movements. Our recent discussions with management have covered opportunities in wealth management and the potential to capitalize on the movement of technology and operations from banks and brokerages to third-party providers. We believe that key hires may further support the extension of relationships with certain key customers.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2018, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG SouthernSun Small Cap Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Small Cap Fund’s Class N shares on September 30, 2008 to a $10,000 investment made in the Russell 2000® Index and MSCI Small Cap USA Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun Small Cap Fund and the Russell 2000® Index for the same time periods ended September 30, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG SouthernSun Small Cap Fund2, [3,4,5,6,7,8]
Class N	(0.78%)	3.75%	11.11%	10.32%	10/01/03
Class I	(0.54%)	4.00%	—	13.76%	09/30/09

Russell 2000® Index9, [11]	15.24%	11.07%	11.11%	9.92%	10/01/03	†
MSCI USA Small Cap Index10, [11]	15.68%	11.41%	12.47%	10.36%	10/01/03	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the

Fund are net of expenses and based on the published NAV as of September 30, 2018. All returns are in U.S. dollars ($).
[2]

AMG SouthernSun Small Cap Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor fund, SouthernSun Small Cap Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]	A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for less than 60 days.
[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[7]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[8]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[9]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap performance.
[10]	The MSCI USA Small Cap Index is designed to measure the performance of the small cap segment of the U.S. equity market.
[11]	Unlike the Fund, indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

All MSCI data is provided ‘as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG SouthernSun Small Cap Fund Fund Snapshots (unaudited) September 30, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	44.6
Consumer Discretionary	14.4
Consumer Staples	11.3
Information Technology	10.0
Energy	6.0
Health Care	5.0
Short-Term Investments[1]	10.9
Other Assets Less Liabilities[2]	(2.2)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Darling Ingredients, Inc.	6.3
Newfield Exploration Co.	6.0
The Timken Co.	5.8
The Brink’s Co.	5.8
Clean Harbors, Inc.	5.2
Aegion Corp.	5.1
Sanderson Farms, Inc.	5.1
Federal Signal Corp.	5.0
Hill-Rom Holdings, Inc.	5.0
Dycom Industries, Inc.	4.8

Top Ten as a Group	54.1

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG SouthernSun Small Cap Fund Schedule of Portfolio Investments September 30, 2018

	Shares	Value
Common Stocks - 91.3%
Consumer Discretionary - 14.4%
Extended Stay America, Inc.	553,115	$11,189,516
Murphy USA, Inc.*	83,339	7,122,151
Polaris Industries, Inc.[1]	71,493	7,217,218
Thor Industries, Inc.[1]	96,308	8,060,980
Total Consumer Discretionary		33,589,865
Consumer Staples - 11.3%
Darling Ingredients, Inc.*	759,499	14,673,521
Sanderson Farms, Inc.[1]	114,972	11,884,655
Total Consumer Staples		26,558,176
Energy - 6.0%
Newfield Exploration Co.*	490,931	14,153,541
Health Care - 5.0%
Hill-Rom Holdings, Inc.	122,759	11,588,450
Industrials - 44.6%
Actuant Corp., Class A	373,446	10,419,143
Aegion Corp.*	472,733	11,997,963
AGCO Corp.	138,495	8,419,111
The Brink’s Co.	192,913	13,455,682
Clean Harbors, Inc.*	169,733	12,149,488
Dycom Industries, Inc.*,1	133,663	11,307,890
Federal Signal Corp.	439,574	11,771,792
The Timken Co.	274,110	13,664,384
Trinity Industries, Inc.	304,613	11,161,020
Total Industrials		104,346,473
Information Technology - 10.0%
Belden, Inc.	118,946	8,493,934
Broadridge Financial Solutions, Inc.	55,372	7,306,335
Diebold Nixdorf, Inc.	100	450
Travelport Worldwide, Ltd. (United Kingdom)	453,267	7,646,614
Total Information Technology		23,447,333
Total Common Stocks (Cost $163,047,129)		213,683,838

	Principal Amount
Short-Term Investments - 10.9%
Joint Repurchase Agreements - 2.4%[2]
Cantor Fitzgerald Securities, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $1,349,879 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/18 - 08/20/68, totaling $1,376,616)	$1,349,624	1,349,624

	Principal Amount	Value
Daiwa Capital Markets America, dated 09/28/18, due 10/01/18, 2.270% total to be received $1,349,879 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.875%, 10/25/18 -09/09/49, totaling $1,376,617)	$1,349,624	$1,349,624
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 09/28/18, due 10/01/18, 2.250% total to be received $283,844 (collateralized by various U.S. Treasuries, 0.000% - 1.625%, 05/23/19 - 09/09/49, totaling $289,467)	283,791	283,791
Nomura Securities International, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $1,349,879 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 10/01/18 - 08/20/68, totaling $1,376,616)	1,349,624	1,349,624
RBC Dominion Securities, Inc. dated 09/28/18, due 10/01/18, 2.260% total to be received $1,349,878 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 10/04/18 - 09/09/49, totaling $1,376,616)	1,349,624	1,349,624
Total Joint Repurchase Agreements		5,682,287

	Shares
Other Investment Companies - 8.5%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.95%[3]	6,565,663	6,565,663
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.97%[3]	6,565,662	6,565,662
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.98%[3]	6,764,622	6,764,622
Total Other Investment Companies		19,895,947
Total Short-Term Investments (Cost $25,578,234)		25,578,234
Total Investments - 102.2% (Cost $188,625,363)		239,262,072
Other Assets, less Liabilities - (2.2)%		(5,158,700)
Net Assets - 100.0%		$234,103,372

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun Small Cap Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $5,606,984 or 2.4% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the September 30, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$213,683,838	—	—	$213,683,838
Short-Term Investments
Joint Repurchase Agreements	—	$5,682,287	—	5,682,287
Other Investment Companies	19,895,947	—	—	19,895,947

Total Investments in Securities	$233,579,785	$5,682,287	—	$239,262,072

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of September 30, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun U.S. Equity Fund Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

As we reflect on the past year, we note that SouthernSun has been investing money on our clients’ behalf for nearly 30 years, implementing a consistent investment philosophy and process, with few changes in leadership and to the investment team. We are pleased with what we currently own in the Fund’s portfolio and are optimistic about performance going forward. Our process has produced a wide range of companies that participate in a diverse set of end markets, and we contend that fundamentals and the operating environment support value creation in our holdings, notably via observations of organic growth, purchasing manager index data, industrial waste volumes, and recent growth in capital expenditures at U.S. companies.

We have continued to spend time assessing businesses and their management teams from the board room to the break room during the last year, and we have focused on what we contend is an acceleration in value creation across the Fund’s portfolio. We believe that this has manifested itself over time in several forms including growth in discretionary cash flow, increases in market share, marketing more valuable products, increased capacity utilization, and operational efficiencies. Scale, consolidation, pricing power, innovation, distribution, and supply chain management support these, in our opinion. Many of the investments that our portfolio holdings made during the industrial recession of 2014–2016 are now online, reaching higher utilization rates and providing incremental sources of cash flow, and we assert that this positions them to compete for additional business from existing customers.

Our research effort continues to focus on a bottom up analysis of the companies in the Fund. We contend that our portfolio companies trade at attractive valuations in the marketplace and are led by capable management teams with clear plans to grow shareholder value through improved financial and operational performance. We believe that we distinguish ourselves by spending time in the field observing management, plants, and facilities and not just at our desks with eyes trained on computer screens. New ideas often come from places where the herd spends little time, including factory tours, trade journals, trade shows, proxy statements, and a thorough review of the customers, suppliers, and competitors of the businesses we already own. This effort has been consistent over time, we assert that it gives us a distinct understanding of these businesses, and we look forward both to its continued practice and to reporting its outcome to our investors.

FUND PERFORMANCE

Over the trailing 12-month period ending September 30, 2018, our weakest performance was in the technology and consumer discretionary sectors. Diebold Nixdorf, Inc. (DBD), a leading global provider of hardware, software, and related services to the banking and retail industries, was the leading detractor on an absolute basis in the period. The company manufactures and services automated teller machines (ATM) for banks and point-of-sale systems for retail. DBD has been a leader in ATM market share in the U.S. and South America and we believe that its 2016 acquisition of Wincor Nixdorf introduced a leadership position in Europe. Its revenue breakdown is approximately 55% servicing, 35% manufacturing, and 10% software with roughly 75% from the banking channel and 25% from retail. Approximately 67% of its revenue is generated outside the U.S. We like the recurring revenue aspect of the servicing business in which DBD has demonstrated the capability to service ATMs manufactured by its competitors. Recently the company has faced several challenges: increased leverage from the Wincor Nixdorf acquisition, ongoing operational challenges, and delays in customer spending on ATM upgrades and implementation of the next generation of software. We are pleased with the appointment of a new CEO in early 2018 and his actions regarding restructuring, capital allocation, and customer relations.

Additionally, we believe that recent statements from DBD regarding financing, customer demand, and cost actions reflect a growing sense of urgency and improvements in operating conditions.

Our underperformance was offset in part by our exposure to the financial services and materials and processing sectors. Broadridge Financial Solutions, Inc. (BR), the leading contributor on an absolute basis in the period, is a leading global provider of investor communications and technology-driven solutions to banks, broker-dealers, mutual funds, and corporate issuers. BR is the former brokerage services division of ADP, LLC, was spun out in 2007, and since then has grown primarily through internal technological advances and select tuck-in acquisitions, distinguishing it further from its competitors. BR’s cash flow generation has proven consistent over time. Its customers are primarily U.S. financial services companies and it enjoys market share exceeding 70% in both the U.S. and Europe. BR continues to target accretive acquisitions, with a clear strategic fit and a compelling growth profile. Its cash flows have been consistent enough to support this growth as well as regular dividend increases over time. We believe that recent results have been driven, in part, by event-driven activity, cost management, and favorable foreign currency movements. Our recent discussions with management have covered opportunities in wealth management and the potential to capitalize on the movement of technology and operations from banks and brokerages to third-party providers. We believe that key hires may further support the extension of relationships with certain key customers.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2018, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG SouthernSun U.S. Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun U.S. Equity Fund’s Class I shares on April 10, 2012 to a $10,000 investment made in the Russell 2500® Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun U.S. Equity Fund, the Russell 2500® Index and Russell Midcap® Index for the same time periods ended September 30, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG SouthernSun U.S. Equity Fund2, [3,4,5,6,7,8,9]
Class N	2.22%	3.83%	8.68%	04/10/12
Class I	2.46%	4.10%	8.96%	04/10/12
Class C	1.47%	3.06%	7.91%	04/10/12

Russell 2500® Index10, [12]	16.19%	11.37%	14.23%	04/10/12	†
Russell Midcap® Index11, [12]	13.98%	11.65%	14.01%	04/10/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2018. All returns are in U.S. dollars ($).

[2]

AMG SouthernSun U.S Equity Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor fund, SouthernSun U.S. Equity Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[4]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[5]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[6]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[7]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[8]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[10]	The Russell 2500® Index is composed of the 2,500 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small/mid cap stock performance.

AMG SouthernSun U.S. Equity Fund Portfolio Manager’s Comments (continued)

[11]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index.

[12]	Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG SouthernSun U.S. Equity Fund Fund Snapshots (unaudited) September 30, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	36.1
Consumer Discretionary	20.4
Information Technology	17.6
Consumer Staples	6.2
Energy	6.0
Health Care	5.7
Materials	3.9
Short-Term Investments[1]	5.9
Other Assets Less Liabilities[2]	(1.8)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Darling Ingredients, Inc.	6.2
Newfield Exploration Co.	6.0
Centene Corp.	5.7
The Timken Co.	5.7
The Brink’s Co.	5.7
Extended Stay America, Inc.	5.3
Dycom Industries, Inc.	5.3
Hanesbrands, Inc.	5.2
Trinity Industries, Inc.	4.9
The Western Union Co.	4.8

Top Ten as a Group	54.8

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG SouthernSun U.S. Equity Fund Schedule of Portfolio Investments September 30, 2018

	Shares	Value
Common Stocks - 95.9%
Consumer Discretionary - 20.4%
Extended Stay America, Inc.	772,536	$15,628,403
Hanesbrands, Inc.[1]	829,368	15,285,252
Murphy USA, Inc.*	108,836	9,301,125
Polaris Industries, Inc.	96,250	9,716,438
Thor Industries, Inc.[1]	119,200	9,977,040
Total Consumer Discretionary		59,908,258
Consumer Staples - 6.2%
Darling Ingredients, Inc.*	941,094	18,181,936
Energy - 6.0%
Newfield Exploration Co.*	614,991	17,730,191
Health Care - 5.7%
Centene Corp.*	116,699	16,895,681
Industrials - 36.1%
AGCO Corp.	176,377	10,721,958
The Brink’s Co.	239,670	16,716,982
Clean Harbors, Inc.*	191,748	13,725,322
Dycom Industries, Inc.*,1	184,466	15,605,824
Flowserve Corp.	134,547	7,358,375
IDEX Corp.	72,720	10,955,995
The Timken Co.	336,908	16,794,864
Trinity Industries, Inc.	390,108	14,293,557
Total Industrials		106,172,877
Information Technology - 17.6%
Broadridge Financial Solutions, Inc.	80,037	10,560,882
CommScope Holding Co., Inc.*	303,637	9,339,874
Diebold Nixdorf, Inc.	976,385	4,393,732
Knowles Corp.*	811,169	13,481,629
The Western Union Co.	733,612	13,982,645
Total Information Technology		51,758,762
Materials - 3.9%
WestRock Co.	213,570	11,413,154
Total Common Stocks (Cost $231,473,960)		282,060,859

	Principal Amount
Short-Term Investments - 5.9%
Joint Repurchase Agreements - 1.5%[2]
Cantor Fitzgerald Securities, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $1,033,915 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 10/25/18 - 08/20/68, totaling $1,054,393)	$1,033,719	1,033,719

	Principal Amount	Value
Daiwa Capital Markets America, dated 09/28/18, due 10/01/18, 2.270% total to be received $1,033,915 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 8.875%, 10/25/18 - 09/09/49, totaling $1,054,393)	$1,033,719	$1,033,719
Merrill Lynch, Pierce, Fenner & Smith, Inc., dated 09/28/18, due 10/01/18, 2.250% total to be received $217,399 (collateralized by various U.S. Treasuries, 0.000% - 1.625%, 05/23/19 - 09/09/49, totaling $221,705)	217,358	217,358
Nomura Securities International, Inc., dated 09/28/18, due 10/01/18, 2.270% total to be received $1,033,915 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 10/01/18 - 08/20/68, totaling $1,054,394)	1,033,719	1,033,719
RBC Dominion Securities, Inc., dated 09/28/18, due 10/01/18, 2.260% total to be received $1,033,914 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 7.000%, 10/04/18 -09/09/49, totaling $1,054,393)	1,033,719	1,033,719
Total Joint Repurchase Agreements		4,352,234

	Shares
Other Investment Companies - 4.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.95%[3]	4,288,728	4,288,728
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.97%[3]	4,288,728	4,288,728
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.98%[3]	4,418,689	4,418,689
Total Other Investment Companies		12,996,145
Total Short-Term Investments (Cost $17,348,379)		17,348,379
Total Investments - 101.8% (Cost $248,822,339)		299,409,238
Other Assets, less Liabilities - (1.8)%		(5,413,992)
Net Assets - 100.0%		$293,995,246

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun U.S. Equity Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $4,143,096 or 1.4% of net assets, were out on loan to various brokers.
[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the September 30, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2018:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$282,060,859	—	—	$282,060,859
Short-Term Investments
Joint Repurchase Agreements	—	$4,352,234	—	4,352,234
Other Investment Companies	12,996,145	—	—	12,996,145

Total Investments in Securities	$295,057,004	$4,352,234	—	$299,409,238

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

As of September 30, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun Global Opportunities Fund Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

As we reflect on the past year, we note that SouthernSun has been investing money on our clients’ behalf for nearly 30 years, implementing a consistent investment philosophy and process, with few changes in leadership and to the investment team. We are pleased with the performance of the Fund and like what we own currently in the Fund’s portfolio. Our process has produced a wide range of companies that participate in a diverse set of end markets, and we contend that fundamentals and the operating environment support value creation in our holdings, notably via observations of organic growth, purchasing manager index data, industrial waste volumes, and recent growth in capital expenditures at U.S. companies.

We have continued to spend time assessing businesses and their management teams from the board room to the break room during the last year, and we have focused on what we contend is an acceleration in value creation across the Fund. We believe that this has manifested itself over time in several forms including growth in discretionary cash flow, increases in market share, marketing more valuable products, increased capacity utilization, and operational efficiencies. Scale, consolidation, pricing power, innovation, distribution and supply chain management support these, in our opinion. Many of the investments that our portfolio holdings made during the industrial recession of 2014–2016 are now online, reaching higher utilization rates and providing incremental sources of cash flow, and we assert that this positions them to compete for additional business from existing customers.

Our research effort continues to focus on a bottom up analysis of the companies in the Fund’s portfolio. We contend that the companies in the Fund’s portfolio trade at attractive valuations in the marketplace and are led by capable management teams with clear plans to grow shareholder value through improved financial and operational performance. We believe that we distinguish ourselves by spending time in the field observing management, plants, and facilities and not just at our desks with eyes trained on computer screens. New ideas often come from places where the herd spends little time, including factory tours, trade journals, trade shows, proxy statements, and a thorough review of the customers, suppliers, and competitors of the businesses we already own. This effort has been consistent over time, we assert that it gives us a distinct understanding of these businesses, and we look forward to both its continued practice and reporting its outcome to our investors.

FUND PERFORMANCE

Over the trailing 12-month period ending September 30, 2018, our weakest performance was in the information technology and industrials sectors. The Brink’s Company (BCO), a global provider of logistics and security services for the transport of cash and other valuables, was the leading detractor on an absolute basis in the period. The company’s customers include banks and other financial institutions, retailers, jewelers, and government agencies. In 2017, BCO derived approximately 77% of its revenue outside of the U.S. with France, Mexico, and Brazil generating substantial revenue. Competitors include G4S plc, Loomis AB, and Prosegur. In our view, the company is in the midst of a turnaround and management is building credibility with us and with other investors. BCO replaced its management team in 2016, and we believe that the new leadership is taking decisive actions–including assigning senior executives to oversee turnarounds in specific global regions, rebuilding the salesforce and calling on major customers, and identifying global margin improvement opportunities. Recent initiatives include upgrades to the armored truck fleet, enhancements in route structures, and synergies identified from the Dunbar Armored acquisition.

Our underperformance was offset in part by our exposure to the financials and consumer staples sectors. Centene Corp. (CNC), a multi-line managed care organization providing Medicaid and other related services through government subsidized programs, was the leading contributor on an absolute basis in the period. The company’s record of growth includes moving from managing healthcare programs for nine states in 2011 to 29 states in 2018 including the big four: California, Texas, Florida, and New York. We contend that CNC continued to generate consistent levels of discretionary cash flow during the last year and that the stock is valued attractively versus those cash flows. We believe that the 2015 HealthNet acquisition provided CNC entry to the large and potentially lucrative California market and adds to its competencies in non-Medicaid programs, where existing customers have expressed further interest in its capabilities. Additionally, we assert that CNC’s investments in people and technology have contributed positively to its growth and the execution of its strategy, and driven lower costs through more preventative care and less expensive outcomes. During 2018, the company closed the acquisition of Fidelis Care. We believe that this deal is attractive because it is accretive to earnings from the outset, it adds to CNC’s scale, and it provides entry to New York State, the country’s second leading Medicaid market. During the period, the company announced several other acquisitions and partnerships which we assert contribute further to its scale, consolidation, and value creation. We contend that CNC continues to capitalize on existing opportunities in Medicaid and Medicare management for state governments while exploring relationship extensions in areas such as the delivery of healthcare solutions to corrections facilities. We believe that CNC has strong prospects for growth over the long term and that it provides high quality, affordable solutions to its customers in the healthcare sector.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2018, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

AMG SouthernSun Global Opportunities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Global Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Global Opportunities Fund’s Class I shares on July 11, 2016 to a $10,000 investment made in the MSCI All Country World Index (“ACWI”) and MSCI ACWI SMID Cap Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun Global Opportunities Fund, the MSCI ACWI Index and the MSCI ACWI SMID Cap Index for the same time periods ended September 30, 2018.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG SouthernSun Global Opportunities Fund2, [3,4,5,6,7,8,9,10,11,12]
Class N	5.24%	9.48%	07/11/16
Class I	5.65%	9.84%	07/11/16

MSCI ACWI Index13, [15]	9.77%	14.55%	07/11/16	†
MSCI ACWI SMID Cap Index14, [15]	8.25%	14.02%	07/11/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2018. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.
[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[6]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[7]

The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. Growth stocks may underperform value stocks during given periods.

[8]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[9]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[10]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[11]

Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

AMG SouthernSun Global Opportunities Fund Portfolio Manager’s Comments (continued)

[12]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
[13]

The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries represented by the index.

[14]

The MSCI ACWI SMID Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the mid and small capitalization equity market performance of developed and emerging markets. Please go to msci.com for most current list of countries.

[15]	Unlike the Fund, the indices are unmanaged, are not available for investment and do not incur expenses.

All MSCI data is provided ‘as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG SouthernSun Global Opportunities Fund Fund Snapshots (unaudited) September 30, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets
Industrials	32.0
Consumer Discretionary	12.1
Consumer Staples	12.0
Information Technology	10.0
Financials	7.0
Energy	5.6
Health Care	5.5
Materials	4.5
Short-Term Investments	12.2
Other Assets Less Liabilities	(0.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Bakkafrost P/F (Faroe Islands)	6.2
Darling Ingredients, Inc.	5.8
Newfield Exploration Co.	5.7
The Brink’s Co.	5.5
Centene Corp.	5.5
Clean Harbors, Inc.	5.4
Koppers Holdings, Inc.	4.5
The Western Union Co.	4.5
De’ Longhi S.P.A. (Italy)	4.4
Bangkok Bank PCL (Thailand)	4.2

Top Ten as a Group	51.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG SouthernSun Global Opportunities Fund Schedule of Portfolio Investments September 30, 2018

	Shares	Value
Common Stocks - 88.7%
Consumer Discretionary - 12.1%
De’ Longhi S.P.A. (Italy)	5,021	$157,378
Extended Stay America, Inc. (United States)	6,850	138,576
Pendragon PLC (United Kingdom)	392,396	139,115
Total Consumer Discretionary		435,069
Consumer Staples - 12.0%
Bakkafrost P/F (Faroe Islands)	3,659	223,215
Darling Ingredients, Inc. (United States)*	10,915	210,878
Total Consumer Staples		434,093
Energy - 5.6%
Newfield Exploration Co. (United States)*	7,071	203,857
Financials - 7.0%
Bangkok Bank PCL (Thailand)	22,218	149,784
Discover Financial Services (United States)	1,336	102,137
Total Financials		251,921
Health Care - 5.5%
Centene Corp. (United States)*	1,362	197,190
Industrials - 32.0%
AGCO Corp. (United States)	2,074	126,078
Brenntag AG (Germany)	2,047	126,241
The Brink’s Co. (United States)	2,861	199,555
Bunzl PLC (United Kingdom)	4,157	130,689
Clean Harbors, Inc. (United States)*	2,724	194,984
Dycom Industries, Inc. (United States)*	1,298	109,811
Localiza Rent a Car, S.A. (Brazil)	20,669	116,996
*	Non-income producing security.
[1]	Yield shown represents the September 30, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

	Shares	Value
SKF AB, Class B (Sweden)	7,566	$148,876
Total Industrials		1,153,230
Information Technology - 10.0%
Spectris PLC (United Kingdom)	2,977	91,953
Travelport Worldwide, Ltd. (United Kingdom)	6,319	106,602
The Western Union Co. (United States)	8,553	163,020
Total Information Technology		361,575
Materials - 4.5%
Koppers Holdings, Inc. (United States)*	5,254	163,662
Total Common Stocks (Cost $2,768,663)		3,200,597
Short-Term Investments - 12.2%
Other Investment Companies - 12.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.95%[1]	144,921	144,921
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.97%[1]	144,920	144,920
JPMorgan U.S. Government Money Market Fund, IM Shares, 1.98%[1]	149,312	149,312
Total Other Investment Companies		439,153
Total Short-Term Investments (Cost $439,153)		439,153
Total Investments - 100.9% (Cost $3,207,816)		3,639,750
Other Assets, less Liabilities - (0.9)%		(32,289)
Net Assets - 100.0%		$3,607,461

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun Global Opportunities Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of September 30, 2018:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Industrials	$747,424	$405,806	—	$1,153,230
Consumer Discretionary	277,691	157,378	—	435,069
Consumer Staples	210,878	223,215	—	434,093
Information Technology	269,622	91,953	—	361,575
Financials	102,137	149,784	—	251,921
Energy	203,857	—	—	203,857
Health Care	197,190	—	—	197,190
Materials	163,662	—	—	163,662
Short-Term Investments
Other Investment Companies	439,153	—	—	439,153

Total Investment in Securities	$2,611,614	$1,028,136	—	$3,639,750

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

As of September 30, 2018, the Fund had transfers between Level 1 and Level 2 as follows:

	Transfer into Level 1[1]	Transfer out of Level 1[1]	Transfer into Level 2[1]	Transfer out of Level 2[1]
Assets:
Common Stocks	—	$(143,705)	$143,705	—

[1]

An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. As a result, certain international equity securities may be level 2 and could result in transfers between level 1 and level 2. (See Note 1(a) in the Notes to Financial Statements.)

Country	% of Long-Term Investments
Brazil	3.7
Faroe Islands	7.0
Germany	3.9
Italy	4.9
Sweden	4.7
Thailand	4.7
United Kingdom	14.6
United States	56.5

100.0

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities September 30, 2018

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund	AMG SouthernSun Global Opportunities Fund
Assets:
Investments at Value* (including securities on loan valued at $5,606,984, $4,143,096, and $0, respectively)	$239,262,072	$299,409,238	$3,639,750
Receivable for investments sold	1,393,621	—	—
Dividend, interest and other receivables	74,413	106,313	5,234
Receivable for Fund shares sold	45,405	192,799	—
Receivable from affiliate	—	—	1,448
Prepaid expenses and other assets	26,634	28,178	17,687
Total assets	240,802,145	299,736,528	3,664,119
Liabilities:
Payable upon return of securities loaned	5,682,287	4,352,234	—
Payable for investments purchased	173,698	—	14,145
Payable for Fund shares repurchased	562,940	950,275	—
Accrued expenses:
Investment advisory and management fees	152,511	255,926	2,649
Administrative fees	30,502	51,185	441
Distribution fees	12,749	11,830	7
Shareholder service fees	—	—	185
Professional fees	35,765	44,032	33,238
Custody fees	20,664	38,683	5,227
Trustee fees and expenses	3,168	7,916	43
Other	24,489	29,201	723
Total liabilities	6,698,773	5,741,282	56,658
Net Assets	$234,103,372	$293,995,246	$3,607,461
* Investments at cost	$188,625,363	$248,822,339	$3,207,816

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund	AMG SouthernSun Global Opportunities Fund
Net Assets Represent:
Paid-in capital	$180,186,174	$238,454,699	$3,042,566
Undistributed (distribution in excess of) net investment income	(79,245)	1,801,983	14,966
Accumulated net realized gain from investments	3,359,734	3,151,665	118,033
Net unrealized appreciation on investments	50,636,709	50,586,899	431,896
Net Assets	$234,103,372	$293,995,246	$3,607,461
Class N:
Net Assets	$60,915,859	$8,516,380	$35,480
Shares outstanding	2,380,585	591,398	2,921
Net asset value, offering and redemption price per share	$25.59	$14.40	$12.15
Class I:
Net Assets	$173,187,513	$273,774,027	$3,571,981
Shares outstanding	6,655,678	18,961,744	291,925
Net asset value, offering and redemption price per share	$26.02	$14.44	$12.24
Class C:
Net assets per class	—	$11,704,839	—
Shares outstanding	—	846,292	—
Net asset value, offering and redemption price per share	—	$13.83	—

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended September 30, 2018

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund	AMG SouthernSun Global Opportunities Fund
Investment Income:
Dividend income	$3,152,786	$9,684,478	$66,286
Interest income	466	177	—
Securities lending income	59,478	141,831	513
Foreign withholding tax	—	—	(4,825)
Total investment income	3,212,730	9,826,486	61,974
Expenses:
Investment advisory and management fees	2,390,239	5,423,256	30,237
Administrative fees	478,048	1,084,651	5,039
Distribution fees - Class N	212,255	53,630	90
Distribution fees - Class C	—	216,524	—
Shareholder servicing fees - Class N	—	—	54
Shareholder servicing fees - Class I	—	—	1,394
Registration fees	43,861	77,274	36,171
Professional fees	41,524	56,391	33,994
Reports to shareholders	33,264	47,019	5,936
Custodian fees	30,431	60,734	7,816
Trustee fees and expenses	22,721	52,905	221
Transfer agent fees	14,226	30,519	337
Miscellaneous	5,950	21,029	1,357
Total expenses before offsets	3,272,519	7,123,932	122,646
Expense reimbursements	—	—	(77,433)
Expense reductions	(4,750)	(69,562)	—
Net expenses	3,267,769	7,054,370	45,213
Net investment income (loss)	(55,039)	2,772,116	16,761
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	28,145,177	51,705,463	129,932
Net realized loss on foreign currency transactions	—	—	(1,784)
Net change in unrealized appreciation/depreciation on investments	(30,310,983)	(40,928,337)	41,782
Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	135
Net realized and unrealized gain (loss)	(2,165,806)	10,777,126	170,065
Net increase (decrease) in net assets resulting from operations	$(2,220,845)	$13,549,242	$186,826

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended September 30,

	AMG SouthernSun Small Cap Fund		AMG SouthernSun U.S. Equity Fund		AMG SouthernSun Global Opportunities Fund
	2018	2017[1]	2018	2017[1]	2018	2017[1]
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(55,039)	$(103,802)	$2,772,116	$2,170,020	$16,761	$2,541
Net realized gain (loss) on investments and foreign currency transactions	28,145,177	23,308,871	51,705,463	(16,274,179)	128,148	6,672
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	(30,310,983)	44,347,243	(40,928,337)	104,416,866	41,917	412,220
Net increase (decrease) in net assets resulting from operations	(2,220,845)	67,552,312	13,549,242	90,312,707	186,826	421,433
Distributions to Shareholders:
From net investment income:
Class N	—	—	(4,558)	(62,710)	—	—
Class I	—	(467,281)	(2,409,435)	(2,695,682)	—	—
From net realized gain on investments:
Class N	—	—	—	—	(234)	—
Class I	—	—	—	—	(21,205)	—
Total distributions to shareholders	—	(467,281)	(2,413,993)	(2,758,392)	(21,439)	—
Capital Share Transactions:[2]
Net increase (decrease) from capital share transactions	(123,980,441)	(56,746,618)	(554,179,773)	(12,977,903)	487,664	1,189,161
Total increase (decrease) in net assets	(126,201,286)	10,338,413	(543,044,524)	74,576,412	653,051	1,610,594
Net Assets:
Beginning of year	360,304,658	349,966,245	837,039,770	762,463,358	2,954,410	1,343,816
End of year	$234,103,372	$360,304,658	$293,995,246	$837,039,770	$3,607,461	$2,954,410
End of year undistributed (distribution in excess of) net investment income	$(79,245)	$(150,471)	$1,801,983	$1,443,860	$14,966	$61

[1]	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG SouthernSun Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class N	2018	2017[1]	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$25.79	$21.16	$21.09	$28.23	$29.46
Income (loss) from Investment Operations:
Net investment income (loss)[3,4]	(0.05)	(0.04)	0.00 [5,6]	0.01	(0.05)[7]
Net realized and unrealized gain (loss) on investments	(0.15)	4.67	2.42	(5.01)	2.56
Total income (loss) from investment operations	(0.20)	4.63	2.42	(5.00)	2.51
Less Distributions to Shareholders from:
Net investment income	—	—	(0.02)	—	—
Net realized gain on investments	—	—	(2.33)	(2.14)	(3.74)
Total distributions to shareholders	—	—	(2.35)	(2.14)	(3.74)
Net Asset Value, End of Year	$25.59	$25.79	$21.16	$21.09	$28.23
Total Return[4,8]	(0.78)%	21.88%	12.97%	(18.94)%	8.53%
Ratio of net expenses to average net assets[9]	1.21%	1.21%	1.20%	1.19%	1.20%
Ratio of gross expenses to average net assets[10]	1.21%	1.21%	1.21%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets[4]	(0.20)%	(0.19)%	0.01%	0.04%	(0.16)%
Portfolio turnover	20%	21%	16%	31%	24%
Net assets end of year (000’s) omitted	$60,916	$110,092	$139,603	$193,335	$378,849

AMG SouthernSun Small Cap Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class I	2018	2017[1]	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$26.16	$21.46	$21.43	$28.62	$29.76
Income (loss) from Investment Operations:
Net investment income[3,4]	0.01	0.01	0.06 [5]	0.08	0.03 [7]
Net realized and unrealized gain (loss) on investments	(0.15)	4.74	2.45	(5.09)	2.58
Total income (loss) from investment operations	(0.14)	4.75	2.51	(5.01)	2.61
Less Distributions to Shareholders from:
Net investment income	—	(0.05)	(0.11)	(0.01)	(0.01)
Net realized gain on investments	—	—	(2.37)	(2.17)	(3.74)
Total distributions to shareholders	—	(0.05)	(2.48)	(2.18)	(3.75)
Net Asset Value, End of Year	$26.02	$26.16	$21.46	$21.43	$28.62
Total Return[4,8]	(0.54)%	22.19%	13.23%	(18.73)%	8.80%
Ratio of net expenses to average net assets[9]	0.96%	0.96%	0.95%	0.94%	0.95%
Ratio of gross expenses to average net assets[10]	0.96%	0.96%	0.96%	0.95%	0.95%
Ratio of net investment income to average net assets[4]	0.05%	0.06%	0.27%	0.29%	0.09%
Portfolio turnover	20%	21%	16%	31%	24%
Net assets end of year (000’s) omitted	$173,188	$250,213	$210,363	$281,778	$426,650

[1]	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[2]	At the start of business on March 31, 2014, the Fund was reorganized into a fund of the AMG Funds.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.01) and $0.05 for Class N and Class I shares, respectively.
[6]	Amount is less than $0.01 or $(0.01) per share.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.07) and $0.00 for Class N and Class I shares, respectively.
[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[9]	Includes reduction from broker recapture amounting to less than 0.01%, less than 0.01%, 0.01% and 0.01% for the fiscal years ended 2018, 2017, 2016 and 2015, respectively.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG SouthernSun U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class N	2018	2017[1]	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$14.09	$12.63	$11.77	$13.89	$13.05
Income (loss) from Investment Operations:
Net investment income[3,4]	0.02	0.01	0.03	0.03	0.00 [5,6]
Net realized and unrealized gain (loss) on investments	0.29	1.47	1.33	(1.83)	1.10
Total income (loss) from investment operations	0.31	1.48	1.36	(1.80)	1.10
Less Distributions to Shareholders from:
Net investment income	(0.00)[6]	(0.02)	(0.02)	—	(0.01)
Net realized gain on investments	—	—	(0.48)	(0.32)	(0.25)
Total distributions to shareholders	(0.00)[6]	(0.02)	(0.50)	(0.32)	(0.26)
Net Asset Value, End of Year	$14.40	$14.09	$12.63	$11.77	$13.89
Total Return[4,7]	2.22%	11.71%	12.13%	(13.20)%	8.56%
Ratio of net expenses to average net assets[8]	1.19%	1.20%	1.20%	1.18%	1.31%[9]
Ratio of gross expenses to average net assets[10]	1.20%	1.20%	1.20%	1.20%	1.32%
Ratio of net investment income (loss) to average net assets[4]	0.17%	0.08%	0.23%	0.25%	(0.04)%
Portfolio turnover	46%	18%	16%	22%	20%
Net assets end of year (000’s) omitted	$8,516	$31,038	$45,902	$50,529	$87,858

AMG SouthernSun U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class I	2018	2017[1]	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$14.14	$12.67	$11.83	$13.94	$13.08
Income (loss) from Investment Operations:
Net investment income[3,4]	0.06	0.04	0.06	0.07	0.03 [5]
Net realized and unrealized gain (loss) on investments	0.29	1.48	1.34	(1.85)	1.11
Total income (loss) from investment operations	0.35	1.52	1.40	(1.78)	1.14
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.05)	(0.08)	(0.01)	(0.03)
Net realized gain on investments	—	—	(0.48)	(0.32)	(0.25)
Total distributions to shareholders	(0.05)	(0.05)	(0.56)	(0.33)	(0.28)
Net Asset Value, End of Year	$14.44	$14.14	$12.67	$11.83	$13.94
Total Return[4,7]	2.46%	12.02%	12.42%	(12.98)%	8.85%
Ratio of net expenses to average net assets[8]	0.94%	0.95%	0.95%	0.93%	1.06%[9]
Ratio of gross expenses to average net assets[10]	0.95%	0.95%	0.95%	0.95%	1.07%
Ratio of net investment income to average net assets[4]	0.42%	0.33%	0.49%	0.53%	0.21%
Portfolio turnover	46%	18%	16%	22%	20%
Net assets end of year (000’s) omitted	$273,774	$770,603	$676,962	$715,376	$620,300

AMG SouthernSun U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,
Class C	2018	2017	2016	2015	2014[2]
Net Asset Value, Beginning of Year	$13.63	$12.29	$11.51	$13.69	$12.95
Income (loss) from Investment Operations:
Net investment loss[3,4]	(0.08)	(0.09)	(0.06)	(0.06)	(0.11)[5]
Net realized and unrealized gain (loss) on investments	0.28	1.43	1.31	(1.80)	1.10
Total income (loss) from investment operations	0.20	1.34	1.25	(1.86)	0.99
Less Distributions to Shareholders from:
Net realized gain on investments	—	—	(0.47)	(0.32)	(0.25)
Total distributions to shareholders	—	—	(0.47)	(0.32)	(0.25)
Net Asset Value, End of Year	$13.83	$13.63	$12.29	$11.51	$13.69
Total Return[4,7]	1.47%	10.90%	11.33%	(13.88)%	7.73%
Ratio of net expenses to average net assets[8]	1.94%	1.95%	1.95%	1.93%	2.06%[9]
Ratio of gross expenses to average net assets[10]	1.95%	1.95%	1.95%	1.95%	2.07%
Ratio of net investment loss to average net assets[4]	(0.58)%	(0.67)%	(0.52)%	(0.46)%	(0.79)%
Portfolio turnover	46%	18%	16%	22%	20%
Net assets end of year (000’s) omitted	$11,705	$35,399	$39,599	$38,288	$23,321

[1]	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[2]	At the start of business March 31, 2014, the Fund was reorganized into a fund of AMG Funds.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.03), $0.01, and $(0.13) for Class N, Class I and Class C shares, respectively.
[6]	Amount is less than $0.01 or $(0.01) per share.
[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[8]	Includes reduction from broker recapture amounting to 0.01%, less than 0.01%, less than 0.01%, 0.02% and 0.01% for the years ended 2018, 2017, 2016, 2015 and 2014, respectively.
[9]	Such ratio includes recapture of waived/reimbursed fees from prior periods.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG SouthernSun Global Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended September 30,		For the fiscal period ended September 30,
Class N	2018	2017[1]	2016[2]
Net Asset Value, Beginning of Period	$11.62	$9.82	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[3,4]	0.02	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.59	1.83	(0.16)
Total income (loss) from investment operations	0.61	1.80	(0.18)
Less Distributions to Shareholders from:
Net realized gain on investments	(0.08)	—	—
Total distributions to shareholders	(0.08)	—	—
Net Asset Value, End of Period	$12.15	$11.62	$9.82
Total Return[4,5]	5.24%	18.33%	(1.80)%[6]
Ratio of net expenses to average net assets	1.70%	1.70%	1.55%[7]
Ratio of gross expenses to average net assets[8]	4.01%	8.04%	12.81%[7,9]
Ratio of net investment income (loss) to average net assets[4]	0.14%	(0.25)%	(0.70)%[7]
Portfolio turnover	21%	32%	0%[6]
Net assets end of period (000’s) omitted	$35	$34	$20

AMG SouthernSun Global Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal years ended September 30,		For the fiscal period ended September 30,
Class I	2018	2017[1]	2016[2]
Net Asset Value, Beginning of Period	$11.67	$9.82	$10.00
Income (loss) from Investment Operations:
Net investment income (loss)[3,4]	0.06	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	0.59	1.84	(0.17)
Total income (loss) from investment operations	0.65	1.85	(0.18)
Less Distributions to Shareholders from:
Net realized gain on investments	(0.08)	—	—
Total distributions to shareholders	(0.08)	—	—
Net Asset Value, End of Period	$12.24	$11.67	$9.82
Total Return[4,5]	5.65%	18.84%	(1.80)%[6]
Ratio of net expenses to average net assets	1.34%	1.34%	1.30%[7]
Ratio of gross expenses to average net assets[8]	3.65%	7.67%	12.56%[7,9]
Ratio of net investment income (loss) to average net assets[4]	0.50%	0.12%	(0.47)%[7]
Portfolio turnover	21%	32%	0%[6]
Net assets end of period (000’s) omitted	$3,572	$2,921	$1,324

[1]	Effective October 1, 2016, Investor Class and Institutional Class were renamed Class N and Class I, respectively.
[2]	Commencement of operations was on July 12, 2016.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

[9]	Ratio does not reflect the annualization of audit, excise tax and organization expenses.

Notes to Financial Statements September 30, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG SouthernSun Small Cap Fund (“Small Cap”), AMG SouthernSun U.S. Equity Fund (“U.S. Equity”) and AMG SouthernSun Global Opportunities Fund (“Global Opportunities”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016, were renamed. Both Small Cap and Global Opportunities previously offered Investor Class shares and Institutional Class shares which were renamed to Class N and Class I, respectively. U.S. Equity previously offered Investor Class shares and Institutional Class shares, which were renamed to Class N and Class I, respectively, and offers Class C shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds are non-diversified. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is

Notes to Financial Statements (continued)

assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The following Funds had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended September 30, 2018, the impact on the expense ratios, if any, were as follows: Small Cap - $4,750 or less than 0.01%, and U.S. Equity - $69,562, or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to gain/losses on foreign currency and a net operating loss write off. Temporary differences are due to wash sales and differences between book and tax treatment of losses for excise tax purposes.

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	Small Cap		U.S. Equity		Global Opportunities
Distributions paid from:	2018	2017	2018	2017	2018	2017
Ordinary income	—	$467,281	$2,413,993	$2,758,392	$72	—
Long-term capital gains	—	—	—	—	21,367	—

	—	$467,281	$2,413,993	$2,758,392	$21,439	—

As of September 30, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	U.S. Equity	Global Opportunities
Undistributed ordinary income	—	$1,801,983	$14,966
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	$3,977,460	8,349,401	118,282
Late-year loss deferral	79,245	—	—

Notes to Financial Statements (continued)

At September 30, 2018, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Small Cap	$189,243,089	$52,203,958	$(2,184,975)	$50,018,983
U.S. Equity	254,020,075	67,662,402	(22,273,239)	45,389,163
Global Opportunities	3,208,065	511,799	(80,152)	431,647

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2018, the Funds had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended September 30, 2019, such amounts may be used to offset future realized capital gains, for an unlimited time period.

For the fiscal year ended September 30, 2018, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Small Cap	$19,729,860	$4,433,035
U.S. Equity	4,348,638	42,565,893

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended September 30, 2018, Small Cap and U.S. Equity had redemption fees amounting to $5,981, and $5,932, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

Notes to Financial Statements (continued)

For the fiscal years ended September 30, 2018 and September 30, 2017, the capital stock transactions by class for the Funds were as follows:

	Small Cap				U.S. Equity
	September 30, 2018		September 30, 2017		September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	89,066	$2,282,204	321,918	$7,360,246	102,312	$1,435,268	307,723	$4,050,262
Reinvestment of distributions	—	—	—	—	315	4,520	4,197	55,736
Cost of shares repurchased	(1,977,728)	(50,313,989)	(2,650,674)	(61,313,223)	(1,714,337)	(24,291,143)	(1,743,445)	(23,266,290)

Net decrease	(1,888,662)	$(48,031,785)	(2,328,756)	$(53,952,977)	(1,611,710)	$(22,851,355)	(1,431,525)	$(19,160,292)

Class I:
Proceeds from sale of shares	2,267,229	$58,554,315	2,916,810	$68,573,990	13,253,390	$187,941,807	18,527,385	$247,730,512
Reinvestment of distributions	—	—	17,262	394,250	151,715	2,180,138	179,064	2,381,553
Cost of shares repurchased	(5,177,211)	(134,502,971)	(3,171,343)	(71,761,881)	(48,957,567)	(697,471,715)	(17,617,525)	(235,837,433)

Net increase (decrease)	(2,909,982)	$(75,948,656)	(237,271)	$(2,793,641)	(35,552,462)	$(507,349,770)	1,088,924	$14,274,632

Class C:
Proceeds from sale of shares	—	—	—	—	56,126	$749,626	163,541	$2,082,551
Cost of shares repurchased	—	—	—	—	(1,806,907)	(24,728,274)	(787,345)	(10,174,794)

Net decrease	—	—	—	—	(1,750,781)	$(23,978,648)	(623,804)	$(8,092,243)

	Global Opportunities
	September 30, 2018		September 30, 2017
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	181	$2,100	4,366	$43,514
Reinvestment of distributions	20	234	—	—
Cost of shares repurchased	(174)	(2,114)	(3,480)	(36,565)

Net increase	27	$220	886	$6,949

Class I:
Proceeds from sale of shares	43,598	$511,246	152,387	$1,568,977
Reinvestment of distributions	1,802	21,205	—	—
Cost of shares repurchased	(3,857)	(45,007)	(36,853)	(386,765)

Net increase	41,543	$487,444	115,534	$1,182,212

At September 30, 2018, certain affiliated shareholders of record individually or collectively held greater than 10% of the net assets of the Fund as follows: Global Opportunities - one owns 27%. Transactions by this shareholder may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the

Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the

Notes to Financial Statements (continued)

collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At September 30, 2018, the market value of Repurchase Agreements outstanding for Small Cap and U.S. Equity were $5,682,287 and $4,352,234, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

Global Opportunities invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by SouthernSun Asset Management, LLC (“SouthernSun”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in SouthernSun.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2018, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.75%
U.S. Equity	0.75%
Global Opportunities	0.90%

The Investment Manager has contractually agreed, through at least February 1, 2019, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses and extraordinary expenses) of Small Cap, U.S. Equity and Global Opportunities to 1.25%, 1.09 and 1.30%, respectively, of the percentages of the Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At September 30, 2018, the Funds’ expiration of recoupment is as follows:

Expiration
Period	Global Opportunities
Less than 1 year	$56,842
Within 2 years	145,901
Within 3 years	77,433

Total Amount Subject to Recoupment	$280,176

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N and Class C shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA

Notes to Financial Statements (continued)

regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and U.S. Equtiy Class C shares for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to the Class N shares and U.S Equity Class C shares, respectively. The Plan further provides for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class N shares of each Fund and Class C shares of U.S. Equity for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For the Class N and Class I of Global Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended September 30, 2018, were as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred
Global Opportunities
Class N	0.15%	0.15%
Class I	0.15%	0.04%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2018, Small Cap lent a maximum of $3,347,240 for six days earning interest of $466, and U.S. Equity lent a maximum of $1,228,521 for two days earning interest of $177. The interest income amount is included in the Statement of Operations as interest income. U.S. Equity borrowed a maximum amount of

$101,285,554 for one day paying interest of $7,895. The interest amount is included in the Statement of Operations as miscellaneous expense. At September 30, 2018, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended September 30, 2018, were as follows:

	Long Term Securities
Fund	Purchases	Sales
Small Cap	$60,122,659	$181,388,893
U.S. Equity	315,529,152	843,988,741
Global Opportunities	1,116,164	626,766

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended September 30, 2018.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at September 30, 2018, were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Small Cap	$5,606,984	$5,682,287
U.S. Equity	4,143,096	4,352,234

Notes to Financial Statements (continued)

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of September 30, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Small Cap
Cantor Fitzgerald Securities, Inc.	$1,349,624	$1,349,624	—	—
Daiwa Capital Markets America	1,349,624	1,349,624	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	283,791	283,791	—	—
Nomura Securities International, Inc.	1,349,624	1,349,624	—	—
RBC Dominion Securities, Inc.	1,349,624	1,349,624	—	—

Totals	$5,682,287	$5,682,287	—	—

U.S. Equity
Cantor Fitzgerald Securities, Inc.	$1,033,719	$1,033,719	—	—
Daiwa Capital Markets America	1,033,719	1,033,719	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	217,358	217,358	—	—
Nomura Securities International, Inc.	1,033,719	1,033,719	—	—
RBC Dominion Securities, Inc.	1,033,719	1,033,719	—	—

Totals	$4,352,234	$4,352,234	—	—

7. REGULATORY UPDATES

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which is effective for periods starting after December 15, 2019. The primary focus of the update is to improve the effectiveness of ASC 820’s disclosure in the notes to financial statements. Management is currently evaluating the impact, if any, of applying ASU 2018-13.

Effective November 15, 2018, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The amendment requires collapsing the components of distributable earnings on the Statement of Assets and Liabilities and collapsing the distributions paid to shareholders on the Statements of Changes in Net Assets. Management has evaluated the implications of adopting these amendments and there is no significant impact on the financial statements and accompanying notes.

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements, which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG SOUTHERNSUN SMALL CAP FUND, AMG SOUTHERNSUN U.S. EQUITY FUND AND AMG SOUTHERNSUN GLOBAL OPPORTUNITIES FUND:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund (three of the funds constituting AMG Funds, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and each of the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, MA

November 20, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

Other Information

TAX INFORMATION

The AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2017/2018 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund each hereby designates $0, $0, and $21,367, respectively, as a capital gain distribution with respect to the taxable year ended September 30, 2018, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 59 Funds in Fund Complex	Bruce B. Bingham, 69 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 • Oversees 59 Funds in Fund Complex

Edward J. Kaier, 73

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex

Kurt A. Keilhacker, 55

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 59 Funds in Fund Complex

Steven J. Paggioli, 68

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 59 Funds in Fund Complex	Richard F. Powers III, 72 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 61 Funds in Fund Complex

Eric Rakowski, 60

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 61 Funds in Fund Complex	Victoria L. Sassine, 53 Adjunct Professor, Babson College (2007 – Present).

• Trustee since 2004 • Oversees 59 Funds in Fund Complex

Thomas R. Schneeweis, 71

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 61 Funds in Fund Complex

Christine C. Carsman, 66

Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 60

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 53

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 52

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 51

Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017

Christopher R. Townsend, 51

Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

AMG Funds Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 44

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 33

Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

Annual Renewal of Investment Management and Subadvisory Agreements

AMG SouthernSun Small Cap Fund,

AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund: Approval of Investment Management and Subadvisory Agreements on June 27-28, 2018

At an in-person meeting held on June 27-28, 2018, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the AMG Funds (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG SouthernSun Small Cap Fund , AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 27-28, 2018, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to or replacements of the Subadviser or potential additional subadvisers, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG SouthernSun Small Cap Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2018 was below, below, below and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Russell 2000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark and its Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG SouthernSun U.S. Equity Fund, among other information relating to the Fund’s performance (including the predecessor fund’s performance for periods prior to its acquisition by the Trust on March 31, 2014), the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2018 and for the period from the Fund’s inception on April 10, 2012 through March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2500® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG SouthernSun Global Opportunities Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year period ended March 31, 2018 and for the period from the Fund’s inception on July, 11, 2016 through March 31, 2018 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the MSCI ACWI Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance. The Trustees also took into account the Fund’s relatively short performance history. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks, and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted any payments that were made from the Subadviser to the Investment Manager, and any other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadviser from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG SouthernSun Small Cap Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.25%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG SouthernSun U.S. Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were higher and lower, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.09%. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG SouthernSun Global Opportunities Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2018 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through February 1, 2019, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.30%. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadviser has the resources to perform its duties under each Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27-28, 2018, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite

300 Greenwich, CT 06830

800.835.3879

SUBADVISER

SouthernSun Asset Management, LLC

6070 Poplar Avenue

Suite 300

Memphis, TN 38119

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com |	49

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P. Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P. Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	093018	AR076

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG SouthernSun Small Cap Fund	$24,740	$26,229
AMG SouthernSun U.S. Equity Fund	$28,138	$30,764
AMG SouthernSun Global Opportunities Fund	$25,591	$22,923

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG SouthernSun Small Cap Fund	$7,774	$7,369
AMG SouthernSun U.S. Equity Fund	$7,774	$7,369
AMG SouthernSun Global Opportunities Fund	$7,821	$7,412

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)

(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $78,869 and $101,575, respectively. For the fiscal year ended September 30, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $79,425 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	November 28, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	November 28, 2018